Exhibit 10.31

ACKNOWLEDGMENT

This ACKNOWLEDGMENT (this “Acknowledgment”) is effective as of November 13, 2003 and is made with reference to (i) that certain Exchange and Registration Rights Agreement (the “Registration Rights Agreement”) dated as of November 13, 2003 by and among DFG Holdings, Inc., a Delaware corporation (the “Company”), and GS Mezzanine Partners, L.P., a Delaware limited partnership, GS Mezzanine Partners Offshore, L.P., a Cayman Islands limited partnership, Stone Street Fund 1998, L.P., a Delaware limited partnership, Bridge Street Fund 1998, L.P., a Delaware limited partnership, Ares Leveraged Investment Fund, L.P., a Delaware limited partnership and Ares Leveraged Investment Fund II, L.P., a Delaware limited partnership (collectively, the “Initial Purchasers”), as the purchasers of the 13.95% Senior Subordinated Notes Due 2012 of the Company (the “Subordinated Notes”), originally issued pursuant to that certain Exchange Agreement (the “Exchange Agreement”) dated as of November 13, 2003 by and among the Company and the Initial Purchasers and (ii) that certain Indenture dated as of November 13, 2003 by and among the Company and U.S. Bank National Association, as trustee (the “Trustee”), pursuant to which 13.95% Senior Subordinated Notes due 2012 are to be issued by the Company in exchange for the Subordinated Notes (the “Replacement Notes”).  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Registration Rights Agreement.

By execution of this Acknowledgement, the undersigned acknowledges that the definition of Securities in the Registration Rights Agreement includes notes issued in exchange for the Subordinated Notes, and acknowledges and agrees that the Replacement Notes constitute Securities under the Registration Rights Agreement for all purposes thereunder (it being understood that, after giving effect to any such exchange, the Subordinated Notes that have been surrendered or tendered and replaced by Replacement Notes shall no longer constitute Securities under the Registration Rights Agreement).

THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Acknowledgment may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment to be duly executed, as of the day and year first above written.

DFG HOLDINGS, INC.

By:	/s/ Donald F. Gayhardt
Name: Donald F. Gayhardt
Title: President

GS MEZZANINE PARTNERS, L.P.

By: GS Mezzanine Advisors, L.L.C., its general partner

By:	/s/ Katherine B. Enquist
Name: Katherine B. Enquist
Title: Vice President

GS MEZZANINE PARTNERS OFFSHORE, L.P.

By: GS Mezzanine Advisors, L.L.C., its general partner

By:	/s/ Katherine B. Enquist
Name: Katherine B. Enquist
Title:Vice President

STONE STREET FUND 1998, L.P.

By: Stone Street 1998, L.L.C., its general partner

By:	/s/ Katherine B. Enquist
Name: Katherine B. Enquist
Title:Vice President

BRIDGE STREET FUND 1998, L.P.

By: Stone Street 1998, L.L.C., its general partner

By:	/s/ Katherine B. Enquist
Name: Katherine B. Enquist
Title:Vice President

ARES LEVERAGED INVESTMENT FUND, L.P.

By: ARES Management, L.P.

By: ARES Operating Member, LLC, its general partner

By:	/s/ Jeff Serota
Name: Jeff Serota
Title: Vice President

ARES LEVERAGED INVESTMENT FUND II, L.P.

By: ARES Management II, L.P.

By: ARES Operating Member II, LLC, its general partner

By:	/s/ Jeff Serota
Name: Jeff Serota
Title:Vice President